EXECUTION COPY


                      FOURTH AMENDMENT TO
                        CREDIT AGREEMENT

          Fourth Amendment (this "Amendment") dated as of
May 3, 1995 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994, the Second Amendment thereto dated as of January 11, 1995, and the Third Amendment thereto dated as of February 17, 1995, and as such agreement may be further amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation ("Baird"), Varo Inc. ("Varo"), Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:

          WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

          SECTION 1.  Defined Terms.  Capitalized terms used
herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

          SECTION 2.  Amendment of Section 9.01.

          (a)  Clause (ix) of Section 9.01 of the Credit
Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

         (ix) Indebtedness under appeal bonds in connection with judgments which do not result in an Event of Default or Default or any other breach hereunder; provided that, notwithstanding the foregoing, the Borrower may create and become liable with respect to an appeal bond in an amount of up to $18,000,000 in connection with the case titled International Insurance Company, Plaintiff vs. Red and White Company, Transamerica Corp., Transamerica
     Delaval, Inc., Imo Delaval, Inc. and Does 1 to 100, inclusive, Defendants; and

          (b)  Clause (xiii) of Section 9.01 of the Credit
Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:


       (xiii) Indebtedness incurred by an Unrestricted Subsidiary; provided that such Indebtedness (i) is not guaranteed or otherwise supported in whole or part (other than pursuant to (x) one or more Permitted Existing Accommodation Obligations or (y) the Accommodation Obligations permitted pursuant to Section 9.05(viii)) by the Borrower or any Restricted Subsidiary and (without limiting the generality of the foregoing, but subject to the immediately preceding parenthetical clause) neither the Borrower nor any Restricted Subsidiary has any liability (contractual or otherwise) in respect of such Indebtedness and (ii) is not secured in whole or in part by any asset of the Borrower or any Restricted Subsidiary;

          SECTION 3. Amendment of Section 9.05. Section 9.05 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended (x) by deleting the word "and" immediately following clause (vii) thereof, (y) replacing the period at the end of the clause (vii) of such Section with ";", and
(z) inserting the following clauses (viii) and (ix) at the end of such Section:

       (viii) Accommodation Obligations of the Borrower in respect of obligations of any Unrestricted Subsidiary;
     provided that the aggregate amount of such Accommodation Obligations shall not exceed $12,000,000 at any one time outstanding; and

         (ix)  appeal bonds permitted in accordance with clause
     (ix) of Section 9.01.

          SECTION 4. Waiver. Effective as of the Amendment Effective Date and continuing through the end of the applicable appeal period, the undersigned Lenders hereby waive any Default arising out of any judgment in an amount of up to $12,000,000 which may be rendered against the Borrower in the case referred to in the proviso to Section 9.01(ix) of the Credit Agreement.

          SECTION 5. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Lenders):

          5.01 The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

          5.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

          5.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

          5.04 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

          5.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

          SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

          SECTION 7.  Reference to and Effect on the Loan
Documents.

          7.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          7.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          7.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 8. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

          SECTION 9. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 10.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO
DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF
NEW YORK.

          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                              IMO INDUSTRIES INC.


                              By:/s/ G.M. Dobson
                                 Name:
                                 Title: Vice President and Treasurer


                              CITIBANK, N.A., as Agent and as
                                a Lender


                              By:/s/ Timothy L. Freeeman
                                 Name:
                                 Title: Vice President


                              THE BANK OF NEW YORK COMMERCIAL
                                CORPORATION


                              By: /s/ Stephen V. Mangiante
                                 Name:
                                 Title: Vice President


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                              By: /s/ Catherine L. Midkiff
                                 Name:
                                 Title: V.P. Commercial Finance


                              HELLER FINANCIAL, INC.


                              By: /s/ Albert J. Forzano
                                 Name:
                                 Title: VP

                              NATIONAL WESTMINSTER BANK Plc


                              By:/s/ Ian M. Cressy
                                 Name:
                                 Title: Senior Vice President


                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/Peter L. Skavla
                                 Name:
                                 Title: Vice President


                              TRANSAMERICA BUSINESS CREDIT
                                CORPORATION


                              By: /s/ Perry Vavoules
                                 Name:
                                 Title: Vice President

Acknowledged and agreed
to:

BAIRD CORPORATION


By:/s/ G.M. Dobson
   Name:
   Title: Vice President and Treasurer


VARO INC.


By:/s/ G.M. Dobson
   Name:
   Title: Vice President and Treasurer


WARREN PUMPS INC.


By:/s/ G.M. Dobson
   Name:
   Title: Vice President, Chief Financial Officer
          and Treasurer


                                                   EXECUTION COPY


                       FIFTH AMENDMENT TO
                        CREDIT AGREEMENT

          Fifth Amendment (this "Amendment") dated as of
August 14, 1995 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994, the Second Amendment thereto dated as of January 11, 1995, the Third Amendment thereto dated as of February 17, 1995, the Fourth Amendment thereto dated as of May 3, 1995, and as such agreement may be further amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation ("Baird"), Varo Inc. ("Varo"), Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:

          WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

          SECTION 1.  Defined Terms.  Capitalized terms used
herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

          SECTION 2. Amendment of Section 9.03. Section 9.03 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) deleting the word "and" immediately following clause (ix) thereof; (y) replacing the period at the end of the clause (x) with "; and", and (z) inserting the following clause at the end of such section:

          (xi) Liens granted by the Borrower on bank deposits denominated in Dollars supporting loans by banks in China in connection with the joint venture in China between the Borrower, through its Morse Controls Division, and Xiangfan Dong Feng Motor Instrument Co., Ltd.; provided that such deposits shall be in an aggregate amount not to exceed $2,000,000.

          SECTION 3. Amendment of Section 9.04. Section 9.04 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) replacing the period at the end of clause (x) with a semicolon, (y) replacing the period at the end of clause (xi) of such Section with "; and", and (z) inserting the following clause (xii) at the end of such Section:

          (xii) Investments by the Borrower in the joint venture in China between the Borrower, through its Morse Controls Division, and Xiangfan Dong Feng Motor Instrument Co., Ltd.; provided, that the aggregate amount of such Investments, determined with respect to each such Investment at the time such Investment is made, shall not exceed $2,000,000.

          SECTION 4. Amendment of Section 9.05. Section 9.05 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by (x) deleting the word "and" immediately following clause (viii) thereof, (y) replacing the period at the end of clause (ix) of such Section with "; and", and (z) inserting the following clause at the end of such Section:

          (x) Accommodation Obligations of the Borrower consisting of letters of credit, guaranties and/or cross-guaranties of loans by banks in China to the joint venture in China between the Borrower, through its Morse Controls Division, and Xiangfan Dong Feng
     Motor Instrument Co., Ltd.; provided, that the aggregate amount of such Accommodation Obligations shall not exceed $4,000,000 at any one time outstanding.

          SECTION 5. Amendment of Section 9.09. Section 9.09 of the Credit Agreement is, effective as of the Amendment Effective
Date, hereby amended by inserting the following at the end of clause (b) of such Section:

               , other than the joint venture in China between the Borrower, through its Morse Controls Division, and Xiangfan Dong Feng Motor Instrument Co., Ltd.

          SECTION 6. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Lenders):

          6.01 The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

          6.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

          6.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

          6.04 No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

          6.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

          SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

          SECTION 8.  Reference to and Effect on the Loan
Documents.

          8.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          8.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          8.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 9. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

          SECTION 10. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 11.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO
DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF
NEW YORK.

          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                              IMO INDUSTRIES INC.


                              By: /s/ G.M. Dobson
                                 Name:
                                 Title: Vice President and Treasurer


                              CITIBANK, N.A., as Agent and as
                                a Lender


                              By: /s/ Timothy L. Freeman
                                 Name:
                                 Title: Vice President


                              THE BANK OF NEW YORK COMMERCIAL
                                CORPORATION


                              By: /s/ Stephen V. Mangiante
                                 Name:
                                 Title: Vice President


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                              By: /s/ Catherine L. Midkiff
                                 Name:
                                 Title: V.P. Commercial Finance


                              HELLER FINANCIAL, INC.


                              By: /s/ John Capperella
                                 Name:
                                 Title: V.P.


                              NATIONAL WESTMINSTER BANK Plc


                              By:/s/ Ian M. Cressy
                                 Name:
                                 Title: Senior Vice President


                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/ Peter L. Skavla
                                 Name:
                                 Title: Vice President


                              TRANSAMERICA BUSINESS CREDIT
                                CORPORATION


                              By: /s/ Perry Vavoules
                                 Name:
                                 Title: Vice President

Acknowledged and agreed
to:

BAIRD CORPORATION


By:/s/ G.M. Dobson
   Name:
   Title: Vice President & Treasurer


VARO INC.


By:/s/ G.M. Dobson
   Name:
   Title: Vice President & Treasurer




WARREN PUMPS INC.


By:/s/ G.M. Dobson
   Name:
   Title: Vice President, Chief Financial
          Officer and Treasurer




                                                   EXECUTION COPY



                       SIXTH AMENDMENT TO
                        CREDIT AGREEMENT

          Sixth Amendment (this "Amendment") dated as of
December 11, 1995 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994, the Second Amendment thereto dated as of January 11, 1995, the Third Amendment thereto dated as of February 17, 1995, the Fourth Amendment thereto dated as of May 3, 1995, and the Fifth Amendment thereto dated as of August 14, 1995, and as such agreement may be further amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation ("Baird"), Varo Inc. ("Varo"), Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:

          WHEREAS, the parties hereto desire to amend the Credit
Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

          SECTION 1.  Defined Terms.  Capitalized terms used
herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

          SECTION 2.  Amendment of Section 1.01.

          (a)  The definition of "Borrowing Base" contained in
Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          "Borrowing Base" means, as of any date of determina tion, an amount equal to (i) eighty-five percent (85%) of the face amount of (x) Eligible Receivables (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto) of the Borrower at such time plus (y) Eligible Receivables (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto) of Warren Pumps at such time, plus (ii) the applicable percentage(s) set forth in Schedule 1.01.8 of (x) Eligible Raw Materials of the Borrower at such time and (y) Eligible Raw Materials of Warren Pumps at such time, plus
     (iii) the applicable percentage(s) set forth in Schedule
     1.01.8 of (x) Eligible Work In Process of the Borrower at such time plus (y) Eligible Work In Process of Warren Pumps at such time, plus (iv) the applicable percentage(s) set forth in Schedule 1.01.8 of (x) Eligible Finished Goods of the Borrower at such time plus (y) Eligible Finished Goods of Warren Pumps at such time, plus (v) one hundred percent (100%) of the aggregate amount of cash proceeds of Collateral on deposit in the Concentration Account and the Investment Account at such time, plus (vi) the lesser of (x) one hundred percent (100%) of the aggregate values set forth in Schedule 1.01.12 of Eligible Fixed Assets at such time and (y) $20,000,000. For purposes of this definition, Eligible Receivables, Eligible Raw Materials, Eligible Finished Goods, Eligible Work In Process and Eligible Fixed Assets, as of any date of determination, shall be determined after deduction of all Eligibility Reserves then effective with respect to such items.

          (b) The definition of "Borrowing Base Certificate" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          "Borrowing Base Certificate" means a certificate, in substantially the form of Exhibit C attached hereto and made a part hereof, setting forth Eligible Receivables, Eligible Raw Materials, Eligible Work In Process, Eligible Finished Goods and Eligible Fixed Assets.

          (c) The definition of "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          "Consolidated Net Worth" means, with respect to any Person, at any time, (i) consolidated stockholders' equity of such Person and its consolidated Subsidiaries, determined in accordance with GAAP, plus (ii) any minimum pension liability adjustment applicable to such Person in accordance with GAAP plus (iii) any negative (or minus any positive) cumulative foreign currency translation adjustments applicable to such Person in accordance with GAAP; provided that, in calculating Consolidated Net Worth for purposes of
     Section 10.01, any increase in Consolidated Net Worth resulting from the sale of Roltra-Morse S.p.A. or Varo's electronic systems division shall be excluded.

          (d)  The definition of "EBITDA" contained in Section
1.01 of the Credit Agreement is, effective as of the Amendment
Effective Date, hereby amended to read in full as follows:

          "EBITDA" means, for any period on a consolidated basis for any Person and its Subsidiaries, (i) the sum of the amounts for such period for such Person and its Subsidiaries on a consolidated basis of (A) Consolidated Net Income, (B) depreciation, amortization expense and other non-cash charges, (C) Consolidated Cash Interest Expense, (D) charges for federal, state, local and foreign income taxes, (E) extraordinary losses which have been deducted in the determination of Consolidated Net Income and (F) net income (if any) of less than wholly-owned Subsidiaries which has been attributed to minority interests in accordance with GAAP, minus (ii) extraordinary gains not already excluded from the determination of Consolidated Net Income, minus
     (iii) net loss (if any) of less than wholly-owned Subsidiaries which has been attributed to minority interests in accordance with GAAP; provided that, in calculating EBITDA for purposes of determining Excess Cash Flow, the Fixed Charge Coverage Ratio and the Interest Coverage Ratio, any increase in EBITDA resulting from the sale of Roltra-Morse S.p.A or Varo's electronic systems division shall be excluded.

          (e)  The following definition of "Eligible Fixed
Assets" is, effective as of the Amendment Effective Date, hereby inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

          "Eligible Fixed Assets" means Property of the Borrower set forth in Schedule 1.01.12 (i) with respect to which the Agent has a valid and perfected first priority Lien,
     (ii) with respect to which no warranty contained in any of the Loan Documents has been breached and (iii) which the Agent, in its reasonable credit judgment, deems to be Eligible Fixed Assets, based on such credit and collateral considerations as the Agent may deem appropriate.

          (f) The definition of "Eligible Receivable" contained in Section 1.01 of the Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting the proviso at the end of such definition and by replacing the semicolon immediately preceding such proviso with a period.

          (g) The definition of "Eligibility Reserves" contained in Section 1.01 of the Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          "Eligibility Reserves" means, as of five (5) days after the date of written notice of any determination thereof to the Borrower by the Agent, or to the Borrower and the Agent by the Class A Requisite Lenders, such amounts as the Agent, or the Class A Requisite Lenders, as the case may be, in the exercise of its or their reasonable credit judgment and in accordance with its or their customary criteria, may from time to time establish against the gross amounts of Eligible Receivables, Eligible Raw Materials, Eligible Work In Process, Eligible Finished Goods and Eligible Fixed Assets to reflect risks or contingencies arising after the Closing Date which may affect such items and which have not already been taken into account in the determination of Eligible Receivables, Eligible Raw Materials, Eligible Work In Process, Eligible Finished Goods or Eligible Fixed Assets, as the case may be.

          (h) The definition of "Revolving Credit Commitment" contained in Section 1.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          "Revolving Credit Commitment" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit and Swing Loans pursuant to the terms and conditions hereof, which obligation shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolving Credit Commitment" on Schedule 1.01.1 or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms hereof or to give effect to any applicable Assignment and Acceptance, and "Revolving Credit Commitments" means the aggregate principal amount of the Revolving Credit Commitments of all the Lenders, the maximum aggregate principal amount of which shall not exceed $60,000,000, as reduced from time to time pursuant to the terms hereof.

          (i) The following new definitions are, effective as of the Amendment Effective Date, hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

          "Letter of Credit Availability" means, at any particular time, the amount by which the Letter of Credit
     Sublimit exceeds the Letter of Credit Obligations outstanding at such time.

          "Letter of Credit Sublimit" means thirty million
     Dollars ($30,000,000).

          (j)  The definitions of "Eligible Letter of Credit" and
"Release Status" contained in Section 1.01 of the Credit
Agreement are, effective as of the Amendment Effective Date, hereby deleted in their entirety.

          SECTION 3.  Amendment of Section 2.04.  The preamble to
Section 2.04 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          2.04. Letters of Credit. Subject to the terms and conditions set forth herein, each Issuing Bank hereby severally agrees to Issue for the account of the Borrower one or more Letters of Credit, up to an aggregate face amount with respect to all Issuing Banks at any time outstanding equal to the Letter of Credit Availability, subject to the following provisions:

          SECTION 4.  Amendment of Section 3.01.
The first sentence of Section 3.01(c)(i) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          (c) Mandatory Prepayments of Revolving Loans. (i) Immediately, if (x) the Revolving Credit Obligations are greater than the Maximum Revolving Credit Amount or (y) the aggregate amount of the Swing Loans, the Revolving Loans and the Reimbursement Obligations, is greater than the amount of the Swing Loans, the Revolving Loans or the Reimbursement Obligations, as the case may be, permitted to exist at such time in accordance with the terms of the 12% Debenture Indenture or the 12.25% Debenture Indenture, the Borrower shall make a mandatory repayment of the Revolving Credit Obligations in an amount equal to such excess, such amount to be applied in accordance with Section 3.02.

          SECTION 5.  Amendment of Section 4.03.
Section 4.03(a)(ii) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          (ii)  [intentionally omitted], and

          SECTION 6. Amendment of Section 9.17. Section 9.17 of the Credit Agreement is, effective as of the Amendment Effective
Date, hereby amended by replacing the reference in the first proviso thereof to "$40,000,000" with "$80,000,000".

          SECTION 7.  Amendment of Article 10.

          (a) Section 10.01 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

            10.01.  Minimum Consolidated Net Worth.  The
     Consolidated Net Worth of the Borrower and its Subsidiaries at all times during any period set forth below shall not be less than the minimum amount set forth opposite such period:

          Period                                  Minimum Amount

     From September 30, 1995 to but
          excluding December 31, 1995             $         0
     From December 31, 1995 to but
          excluding March 31, 1996                $         0
     From March 31, 1996 to but
          excluding June 30, 1996                 $ 4,300,000
     From June 30, 1996 to but
          excluding September 30, 1996            $ 7,400,000
     From September 30, 1996 to but
          excluding December 31, 1996             $10,300,000
     From December 31, 1996 to but
          excluding March 31, 1997                $13,900,000
     From March 31, 1997 to but
          excluding June 30, 1997                 $18,400,000
     From June 30, 1997 to but
          excluding September 30, 1997            $22,900,000

          (b) Section 10.02 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          10.02. Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) on a consolidated basis, as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Minimum Ratio

     Fourth fiscal quarter of 1995           1.10 to 1
     First fiscal quarter of 1996            1.00 to 1
     Second fiscal quarter of 1996           0.40 to 1
     Third fiscal quarter of 1996            0.60 to 1
     Fourth fiscal quarter of 1996           1.20 to 1
     First fiscal quarter of 1997            1.20 to 1
     Second fiscal quarter of 1997           1.20 to 1

          (c) Section 10.03 of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          10.03.  Minimum Interest Coverage Ratio.
     The Interest Coverage Ratio of the Borrower and its Subsidiaries (other than Varo, Baird and their respective Subsidiaries) on a consolidated basis, as determined as of the last day of each fiscal quarter of the Borrower set forth below for the twelve month period ending on such date, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

          Fiscal Quarter                     Minimum Ratio

     Fourth fiscal quarter of 1995           1.55 to 1
     First fiscal quarter of 1996            1.60 to 1
     Second fiscal quarter of 1996           1.65 to 1
     Third fiscal quarter of 1996            1.75 to 1
     Fourth fiscal quarter of 1996           2.00 to 1
     First fiscal quarter of 1997            2.40 to 1
     Second fiscal quarter of 1997           2.50 to 1

          SECTION 8.  Amendment of Section 11.01.
Section 11.01(a) of the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

          (a) Failure to Make Payments When Due. The Borrower shall fail to pay (i) when due any principal or interest on the Loans (including the Reimbursement Obligations) or (ii) any other Obligation, and if such non-payment relates (x) to interest, such non-payment continues for a period of three
     (3) days after the due date thereof or (y) to a mandatory prepayment under Section 3.01(c)(i)(y), such non-payment continues for a period of thirty (30) days after the due date thereof or (z) to Obligations other than interest or principal, such non-payment continues for a period of five
     (5) Business Days after the due date thereof.

          SECTION 9.  Amendment of Section 13.09.
Section 13.09(c)(i)(B) of the Credit Agreement is, effective as of December 31, 1994, hereby amended to read in full as follows:

          (B)  [intentionally omitted]; and

          SECTION 10. Amendment of Schedule 1.01.1. Section C of Schedule 1.01.1 to the Credit Agreement is, effective as of the Amendment Effective Date, hereby amended to read in full as follows:

     C.   Revolving Credit Commitment

     Citibank, N.A.                               $ 8,571,428.58
     The Bank of New York Commercial Corporation  $ 8,571,428.57
     General Electric Capital Corporation         $ 8,571,428.57
     Heller Financial, Inc.                       $ 8,571,428.57
     National Westminster Bank Plc                $ 8,571,428.57
     Sanwa Business Credit Corporation            $ 8,571,428.57
     Transamerica Business Credit Corporation     $ 8,571,428.57

          SECTION 11.  New Schedule 1.01.12.  Effective as of the
Amendment Effective Date, Schedule 1.01.12 to this Amendment is hereby added to the Credit Agreement as Schedule 1.01.12 thereto.

          SECTION 12.  Amendment of Exhibit C.  Exhibit C to the
Credit Agreement is, effective as of the Amendment Effective
Date, hereby replaced with Exhibit C hereto.

          SECTION 13.  Waiver.

          13.01 Pursuant to Section 10.01 of the Credit Agreement the Borrower agreed to comply with certain requirements regarding the Minimum Consolidated Net Worth of the Borrower, with which requirements the Borrower is not and has not been in compliance. To the extent that the Borrower's failure to comply with Section 10.01 of the Credit Agreement during the period from and including November 1, 1995 to and including the Amendment Effective Date constitutes a Default or Event of Default, as the case may be, under the Credit Agreement, such Default or Event of Default is, effective as of the Amendment Effective Date, hereby waived by the undersigned Lenders.

          13.02 To the extent that the Borrower's redemption of up to $80,000,000 aggregate principal amount of the 12.25% Debentures constitutes a Default or Event of Default, as the case may be, under the Credit Agreement, such Default or Event of Default is, effective as of the Amendment Effective Date, hereby waived by the undersigned Lenders.

          SECTION 14. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the undersigned Lenders):

          14.01 The Agent shall have received on or before the Amendment Effective Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the Agent and the undersigned and in sufficient copies for each of the Lenders party to this
Amendment:

          (i) This Amendment duly executed by the Borrower and each of the Lenders which is set forth on the signature pages hereto;

          (ii) New Revolving Credit Notes dated the Amendment Effective Date and made by the Borrower in favor of the Revolving Credit Lenders in the aggregate principal amount of $60,000,000 evidencing the Obligations to repay the Revolving Loans;

          (iii) Any amendments to the Real Property Security Documents listed in Section C of the List of Closing Documents attached to the Credit Agreement as Exhibit F (the "Closing List") which the Agent deems necessary or desirable in connection with the increase in the aggregate Revolving Credit Commitments from $50,000,000 to $60,000,000, together with such endorsements to Title Policies, certified Surveys, and local counsel opinions with respect thereto and such other agreements, documents and instruments which the Agent deems necessary or desirable;

          (iv) A favorable opinion of Weil, Gotshal & Manges, counsel to the Borrower and the Guarantors, dated the Amendment Effective Date and addressed to the Agent, the Lenders and the Issuing Banks, with respect to such matters relating to this Amendment as the Agent may reasonably request, including with respect to the 12% Debenture Indenture and the 12.25% Debenture Indenture and a favorable opinion of Thomas J. Bird, general counsel of the Borrower and the Guarantors, dated the Amendment Effective Date and addressed to the Agent, the Lenders and the Issuing Banks, with respect to such matters relating to this Amendment as the Agent may reasonably request; without limiting the foregoing, the Borrower and the Guarantors hereby direct their counsel, Weil, Gotshal & Manges, and their general counsel, Thomas J. Bird, to prepare and deliver to the Agent, the Lenders, the Issuing Banks and Sidley & Austin, such opinions;

          (v) An updated Borrowing Base Certificate (including, without limitation, information with respect to Eligible
     Fixed Assets), certified as being true, accurate and complete as of October 31, 1995 by the chief financial officer, treasurer or controller of the Borrower;

          (vi) Updated organizational documents, good standing certificates and Assistant Secretarys' or Assistant Clerks' certificates for the Borrower and the Guarantors in substantially the respective forms delivered on the Closing Date pursuant to Section D of the Closing List, with such changes as the Agent may deem appropriate in connection with this Amendment;

          (vii) The Borrower shall have paid to the Agent, for the account of the Revolving Credit Lenders in accordance with their respective Revolving Credit Pro Rata Shares (calculated after giving effect to the effectiveness of this Amendment), an amendment fee in an amount equal to $150,000; and

          (viii) A certificate of an officer of the Borrower dated the Amendment Effective Date certifying as to the matters set forth in Sections 14.02 and 14.04 of this Amendment and certifying as to the Solvency of the Borrower and the Borrower's Subsidiaries after giving effect to the transactions contemplated by this Amendment.

          14.02 Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents (other than any representations and warranties relating to the Borrower's compliance with Section
10.01 of the Credit Agreement, or to the matters referred to in
Section 13.02 hereof) shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

          14.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

          14.04 No Default or Event of Default (other than any Default or Event of Default relating to the Borrower's compliance with Section 10.01 or Section 9.17 of the Credit Agreement) shall have occurred and be continuing on the Amendment Effective Date.

          14.05 All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

          SECTION 15. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that (a) as of the date hereof no Default or Event of Default under the Credit Agreement shall have occurred and be continuing (other than with respect to Section
10.01 or Section 9.17 thereof), (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement (other than any representations and warranties relating to the Borrower's compliance with Section
10.01 of the Credit Agreement, or to the matters referred to in
Section 13.02 hereof) and in any other Loan Document continue to be true and correct as of the date hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates and (c) Imo Industries (UK) Limited ("Imo UK") is a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom, (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing shall have or is reasonably likely to have a Material Adverse Effect, (iii) has all requisite corporate power and authority to own, operate and encumber its Securities and other Property and to conduct its business as presently conducted and as proposed to be conducted and (iv) has all requisite corporate power and authority to execute, deliver and perform this Amendment and to continue to perform its obligations under (x) the English Pledge Agreement (as defined in the List of Closing Documents attached to the Credit Agreement as Exhibit F) and (y) any documents or instruments executed in connection therewith. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of Imo UK, and this Amendment and the English Pledge Agreement constitute the legal, valid and binding obligations of Imo UK, enforceable against Imo UK in accordance with their respective terms.

          SECTION 16. Affirmation of Liens and Guaranties. Notwithstanding anything contained in the Loan Documents (either before, on or after the Amendment Effective Date), (i) each of the Borrower, the Guarantors and Imo UK, by its signature below, reaffirms the Liens and reconfirms the grant of the liens to the Agent for the benefit of the Lenders and the Issuing Banks pursuant to the Loan Documents executed by such Person, which Liens shall continue in full force and effect during the term of the Credit Agreement and any renewals thereof and shall continue to secure the Obligations, and (ii) each of the Guarantors, in its capacity as guarantor under its Guaranty, hereby consents to the execution, delivery and performance of this Amendment, and all of the other Loan Documents to be executed in connection herewith, reaffirms its respective obligations under its Guaranty and agrees that such Guaranty shall remain in full force and effect.

          SECTION 17.  Reference to and Effect on the Loan
Documents.

          17.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          17.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          17.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 18. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

          SECTION 19. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 20.  Governing Law.  THIS AMENDMENT SHALL BE
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO
DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF
NEW YORK.

          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                              IMO INDUSTRIES INC.


                              By:   /s/ G.M. Dobson
                                 Name:
                                 Title:V.P. and Treasurer


                              CITIBANK, N.A., as Agent and as
                                a Lender


                              By:   /s/ Timothy L. Freeman
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK COMMERCIAL
                                CORPORATION


                              By:  /s/ Stephen V. Mangiante
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                              By:  /s/ Catherine Midkiff
                                 Name:
                                 Title:


                              HELLER FINANCIAL, INC.


                              By: /s/ T. Bukawski
                                 Name:
                                 Title:

                              NATIONAL WESTMINSTER BANK Plc


                              By: /s/ David E. Yemer
                                 Name:
                                 Title:


                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/ Peter L. Shavla
                                 Name:
                                 Title:


                              TRANSAMERICA BUSINESS CREDIT
                                CORPORATION


                              By: /s/ Perry Vavoules
                                 Name:
                                 Title:

Acknowledged and agreed
to:

BAIRD CORPORATION


By: _/s/ G.M. Dobson
   Name:
   Title:


VARO INC.


By:_/s/ G.M. Dobson
   Name:
   Title:


WARREN PUMPS INC.


By:_/s/ G.M. Dobson
   Name:
   Title:

IMO INDUSTRIES (UK) LIMITED


By:_/s/ T.J. Bird
   Name:
   Title:Director





                                                   EXECUTION COPY



                      SEVENTH AMENDMENT TO
                        CREDIT AGREEMENT

          Seventh Amendment (this "Amendment") dated as of
March 4, 1996 among Imo Industries Inc. (with its successors and permitted assigns, the "Borrower") and the undersigned Lenders (as defined below), to the Credit Agreement dated as of August 5, 1994 (as previously amended by the First Amendment thereto dated as of November 18, 1994, the Second Amendment thereto dated as of January 11, 1995, the Third Amendment thereto dated as of February 17, 1995, the Fourth Amendment thereto dated as of May 3, 1995, the Fifth Amendment thereto dated as of August 14, 1995, and the Sixth Amendment thereto dated as of December 11, 1995, and as such agreement may be further amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Baird Corporation ("Baird"), Varo Inc. ("Varo"), Warren Pumps Inc., the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), and Citibank, N.A., in its capacity as agent and collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Agent").

                      W I T N E S S E T H:

          WHEREAS, pursuant to a letter dated February 14, 1996, a copy of which is attached as Exhibit A (the "Letter"), the Borrower has requested the undersigned, which constitute the Requisite Lenders, to amend the Credit Agreement along the lines set forth in the Letter; and

          WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement to accommodate the request of the Borrower, subject to the terms set forth in this Agreement;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the undersigned Lenders agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

          SECTION 2. Amendment of Section 1.01. The definition of "EBITDA" in Section 1.01 of the Credit Agreement is, effective as of December 31, 1995, hereby amended by replacing the proviso at the end of such definition with the following:

          ; provided, that (i) in calculating EBITDA for purposes of determining Excess Cash Flow, the Fixed Charge Coverage Ratio and the Interest Coverage Ratio, any increase in EBITDA resulting from the sale of Roltra-Morse S.p.A. or Varo's electronic systems division shall be excluded and
     (ii) for purposes of determining the Interest Coverage Ratio with respect to any period, decreases in Consolidated Net Income for the fourth fiscal quarter of 1995 associated with certain non-operating properties identified on Schedule
     1.01.13 which are being marketed for sale in the amount set forth opposite such properties on such Schedule 1.01.13, shall be excluded.

          SECTION 3. Amendment of Section 9.02. Section 9.02 of the Credit Agreement is, effective as of the Amendment Effective
Date, hereby amended by (x) deleting the word "and" after the end of clause (xiv) of such Section, (y) by replacing the period at the end of clause (xv) of such Section with "; and", and (z) by inserting the following at the end of such Section:

        (xvi) the Borrower may sell to a financial institution certain machine tools and related equipment manufactured by Toyoda which have been acquired by the Borrower for use in the Louisburg, North Carolina facility of its Boston Gear Division for a purchase price of not less than (x) the acquisition cost of such machine tools and related equipment and (y) no more than $2,600,000.

          SECTION 4. Amendment of Section 9.10. Section 9.10 of the Credit Agreement is, effective as of the Amendment Effective
Date, hereby amended by inserting the following proviso at the end of such Section:

          ; provided, however, that the Borrower may enter into an Operating Lease with a financial institution of certain machine tools and related equipment sold pursuant to Section
     9.02(xvi) and leased by the Borrower for use in the Louisburg, North Carolina facility of its Boston Gear
     Division.

          SECTION 5. New Schedule 1.01.13. Effective as of December 31, 1995, Schedule 1.01.13 to this Amendment is hereby added to the Credit Agreement as Schedule 1.01.13 thereto.

          SECTION 6. Waiver. To the extent that the Borrower's failure to comply with Section 10.03 of the Credit Agreement during the period from and including the last day of the fourth fiscal quarter of 1995 to and including the Amendment Effective Date constitutes a Default or Event of Default, as the case may be, under the Credit Agreement, such Default or Event of Default is, effective as of the Amendment Effective Date, hereby waived by the Requisite Lenders.

          SECTION 7. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date
(the "Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the undersigned
Lenders):

          7.01. The Agent shall have received a copy of this Amendment duly executed by the Borrower and the Requisite
Lenders.

          7.02. After giving effect to this Amendment, each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to a prior date, in which case, such representation and warranty shall be true and correct as of such earlier date.

          7.03. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects in form and substance to the Agent.

          7.04. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

          7.05. All fees and expenses payable on or prior to the Amendment Effective Date shall have been paid to the Lenders, the Issuing Banks and the Agent.

          SECTION 8. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Issuing Banks and the Agent that after giving effect to this Amendment, (a) as of the Amendment Effective Date no Default or Event of Default under the
Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in any other
Loan Document continue to be true and correct as of the date hereof, as though made on and as of such date, except to the extent that such representations or warranties expressly relate to prior dates, in which case, such representations and warranties shall be true and correct as of such earlier dates.

          SECTION 9.  Reference to and Effect on the Loan Documents.

          9.01. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          9.02. Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          9.03. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 10. Costs and Expenses. The Borrower agrees to PAY ONdemand in accordance with the terms of Section 14.02 of the Credit Agreement all costs and expenses in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent.

          SECTION 11. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 12. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED,
IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                              IMO INDUSTRIES INC.


                              By: /s/ R.A. Derr II
                                 Name:
                                 Title:Vice President & Treasurer


                              CITIBANK, N.A., as Agent and as
                                a Lender


                              By:  /s/ Timothy L. Freeman
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK COMMERCIAL
                                CORPORATION


                              By: /s/ Stephen V. Mangiante
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                              By: /s/ Catherine L. Midkiff
                                 Name:
                                 Title:


                              HELLER FINANCIAL, INC.


                              By: /s/ Salvatore A. Salullo
                                 Name:



                              NATIONAL WESTMINSTER BANK Plc


                              By:
                                 Name:
                                 Title:


                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/ Peter L. Skavla
                                 Name:
                                 Title:


                              TRANSAMERICA BUSINESS CREDIT
                                CORPORATION


                              By: /s/ Perry Vavoules
                                 Name:
                                 Title:

Acknowledged and agreed
to:

BAIRD CORPORATION


By:_/s/ R.A. Derr II
   Name:
   Title:Vice President and Treasurer


VARO INC.


By:_/s/ R.A. Derr II
   Name:
   Title: Vice President and Treasurer


WARREN PUMPS INC.


By:_/s/ R.A. Derr II
   Name:
   Title: Vice President and Treasurer